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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 29, 1999

               Prudential Securities Secured Financing Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     333-75489                  13-3526694
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


           One New York Plaza
           New York, New York                                       10292
----------------------------------------                     -------------------
(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (212) 778-1000
                                                           ---------------------

                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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  Item 5.           Other Events


         In connection with the offering of ABFS Mortgage Loan Trust 1999-2, Mortgage Backed Notes, Series 1999-2 described in a Prospectus Supplement dated June 25, 1999, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").


  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


         (a)  Not applicable


         (b)  Not applicable


         (c)  Exhibit 99.1. Related Computational Materials (as defined in
              Item 5 above).




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                                   SIGNATURES


         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PRUDENTIAL SECURITIES SECURED FINANCING
                                    CORPORATION
                                        as Depositor and on behalf of ABFS
                                        Mortgage Loan Trust 1999-2 as Registrant


                                               By: /s/ Evan Mitnick
                                                   --------------------------
                                                   Name:  Evan Mitnick
                                                   Title: Vice President




Dated:  June 29, 1999



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                                  EXHIBIT INDEX
                                  -------------




Exhibit No.                Description
-----------                -----------
99.1                       Related Computational Materials (as defined
                           in Item 5 above).